SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event reported): August 30, 1999
                                                  (August 27, 1999)

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                    0-24532                   58-2094179
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(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                         Identification Number)



       101 North Greenwood St., P.O. Box 3007
                   LaGrange, Georgia                            30240
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       (Address of principal executive offices)               (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000


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Item 2.  Acquisition or Disposition of Assets.
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Pursuant  to an  Agreement  and Plan of Merger,  dated as of May 7,  1999,  (the
"Merger  Agreement"),  by and between FLAG  Financial  Corporation  ("FLAG") and
Thomaston   Federal  Savings  Bank   ("Thomaston"),   Thomaston  merged  with  a
wholly-owned subsidiary of FLAG created solely to facilitate the merger. The merger became effective on August 27, 1999, (the "Effective Time"). At the Effective Time, each then outstanding share of the common stock, $1.00 par value per share, of Thomaston (the "Thomaston Common Stock") (excluding shares held by any Thomaston entity or any FLAG entity, in each case other than in a fiduciary capacity or as a result of debts previously contracted) ceased to be outstanding and was converted into and exchanged for the right to receive 1.7275 shares (the "Exchange Ratio") of the common stock, $1.00 par value per share, of FLAG (the "FLAG Common Stock"). As a result, FLAG issued approximately 1,126,000 shares of FLAG Common Stock to the former Thomaston shareholders in exchange for all of the 652,089 shares of Thomaston Common Stock that were issued and outstanding at the Effective Time. FLAG will pay cash to the former Thomaston shareholders in lieu of issuing fractional shares of FLAG Common Stock.

Pursuant to the Merger Agreement, Robert G. Cochran, President and Chief Executive Officer of Thomaston, will become a member of FLAG's Board of Directors.

The foregoing is qualified in its entirely by reference to the Merger Agreement which is hereby incorporated by reference herein.

Item 5. Other Events
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On August 30,  1999,  FLAG  announced  the  completion  of the merger  with FLAG
Financial Corporation, pursuant to which Thomaston Federal Savings Bank merged into a wholly-owned subsidiary of FLAG. Attached hereto is the press release regarding the announcement of the closing of the merger.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Financial Statements of Businesses Acquired

     Pursuant to Item 2(b)(4), no financial statements are required to be filed with this Current Report on Form 8-K.


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(b)  Pro Forma Financial Information

     Pursuant to Item 2(b)(4), no financial statements are required to be filed with this Current Report on Form 8-K.

(c)  Exhibits. The following exhibits are filed as part of this report:

     2 Agreement and Plan of Merger by and between FLAG Financial Corporation and Thomaston Federal Savings Bank, dated as of May 7, 1999 (incorporated by reference from FLAG Financial Corporation's Registration Statement on Form S-4, Registration No. 333-65809).

     99.1 Press Release, dated August 30, 1999, issued by the Registrant.


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                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FLAG Financial Corporation
                                            (Registrant)


Dated:   September 3, 1999            By:     /s/ John S. Holle
                                            -----------------
                                               (Signature)

                                            Name:    John S. Holle

                                            Title:   Chairman of the Board


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